Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 999,270,000.00
Previously Paid Amount	0.00
Total Fee Amount	137,999.18
Total Offset Amount	0.00
Net Fee	$ 137,999.18
Final Prospectus	false